SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                        MONTGOMERY FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                                September 14, 1999



Dear Stockholder:

         You are cordially invited to attend the 1999 Annual Meeting of Stockholders (the "Annual Meeting") of Montgomery Financial Corporation (the "Company"). The Annual Meeting will be held at the main office of the Company located at 119 East Main Street, Crawfordsville, Indiana, on Tuesday, October 19, 1999 at 2:00 p.m., Crawfordsville, Indiana time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

        It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your  continued  support  of  and  interest  in  Montgomery   Financial
Corporation are sincerely appreciated.

                                                     Sincerely,


                                                     Earl F. Elliott
                                                     Chief Executive Officer
                                                        and President

                        MONTGOMERY FINANCIAL CORPORATION
                              119 East Main Street
                          Crawfordsville, Indiana 47933
                                 (765) 362-4710

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 19, 1999

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Montgomery Financial Corporation (the "Company") will be held at the Company's office located at 119 East Main Street, Crawfordsville, Indiana at 2:00 p.m., Crawfordsville, Indiana time, on Tuesday, October 19, 1999.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.  The election of two directors of the Company;

         2. The ratification of the appointment of Olive LLP as the auditors of the Company for the fiscal year ending June 30, 2000;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on August 31, 1999 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           Earl F. Elliott
                                           Chief Executive Officer and President


Crawfordsville, Indiana
September 14, 1999


================================================================================
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
================================================================================

                                 PROXY STATEMENT

                        MONTGOMERY FINANCIAL CORPORATION
                              119 East Main Street
                          Crawfordsville, Indiana 47933
                                 (765) 362-4710

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 19, 1999


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Montgomery Financial Corporation (the "Company"), the parent company of Montgomery Savings, A Federal Association ("Montgomery Savings" or the "Association"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's office located at 119 East Main Street, Crawfordsville, Indiana on Tuesday, October 19, 1999, at 2:00 p.m., Crawfordsville, Indiana time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting, a proxy card and this Proxy Statement are first being mailed to stockholders on or about September 14, 1999.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors and the ratification of the appointment of Olive LLP as auditors for the Company.

Vote Required and Proxy Information

         All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominees and the other proposal set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         Directors shall be elected by a plurality of the votes cast. In all matters other than the election of directors, the affirmative vote of a majority of the votes cast shall be the act of the stockholders. Proxies marked to abstain and broker non-votes have no effect on any of these proposals. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to the Secretary, Montgomery Financial Corporation, 119 East Main Street, Crawfordsville, Indiana 47933.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on August 31, 1999 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 1,487,242 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of the Common Stock and all directors and executive officers of the Company and the Association as a group.

                                                                                            Shares
                                                                                         Beneficially     Percent
                                   Beneficial Owner                                          Owned       of Class
-----------------------------------------------------------------------------------------------------------------
Montgomery Financial Corporation
Employee Stock Ownership Plan
119 East Main Street
Crawfordsville, Indiana 47933                                                             132,250(1)       8.9%

Directors and executive officers of the Company
 and the Association, as a group (8 persons)                                               95,290(2)       6.4%

----------------------

(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 18,070 of which have been allocated to accounts of participants. Community Trust & Investment Company, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.

(2) Includes shares held directly, as well as in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which the named individuals may be deemed to have sole voting and investment power. Also includes 6,668 shares as to which beneficial ownership has been disclaimed and 6,478 shares which may be acquired upon exercise of stock options currently exercisable or which will become exercisable within 60 days of August 31, 1999.

                       PROPOSAL I - ELECTION OF DIRECTORS

         The Company's Board of Directors is presently composed of seven members, each of whom is also a director of the Association. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and shall qualify. Approximately one-third of the directors are elected annually.

         The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                                    Shares of
                                                                                     Term             Common            Percent
                                                                      Director        to        Stock Beneficially        of
         Name               Age            Position(s) Held           Since(1)      Expire           Owned(2)            Class
         ----               ---            ----------------           --------      ------           --------            -----
                                                            NOMINEES
                                                            --------

John E. Woodward            71     Director                             1975         2002            10,165(3)            *
C. Rex Henthorn             61     Chairman of the Board                1981         2002            21,833(4)            1.5%


                                                  DIRECTOR CONTINUING IN OFFICE
                                                  -----------------------------

Earl F. Elliott             65     Director, Chief Executive            1973         2000            16,216(5)            1.1%
                                     Officer and President
Mark E. Foster              46     Director                             1990         2000             2,889(3)            *
Robert C. Wright            54     Director                             1996         2000             6,024(3)            *
Joseph M. Malott            61     Director                             1978         2001            10,165(3)            *
J. Lee Walden               51     Director, Vice President, Chief      1995         2001             9,558(6)            *
                                     Operating Officer and Chief
                                     Financial Officer

------------------------

*  Less than 1%.

(1)      Includes service as a director of the Association.

(2) Includes shares held directly, as well as, in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which the named individuals may be deemed to have sole voting and investment power.

(3) Also includes 838 shares which may be acquired upon exercise of stock options currently exercisable or which will become exercisable within 60 days of August 31, 1999.

(4) Also includes 838 shares which may be acquired upon exercise of stock options currently exercisable or which will become exercisable within 60 days of August 31, 1999 and 6,668 shares as which beneficial ownership has been disclaimed, including 5,269 shares which are beneficially owned by Mr. Henthorn's brother, who is a vice-president of the Association.

(5) Also includes 1,100 shares which may be acquired upon exercise of stock options currently exercisable or which will become exercisable within 60 days of August 31, 1999.

(6) Also includes 572 shares which may be acquired upon exercise of stock options currently exercisable or which will become exercisable within 60 days of August 31, 1999.

         The business experience of each director is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

         John E. Woodward. Mr. Woodward is retired. He was formerly the President of a collection agency and credit reporting bureau located in Montgomery County, Indiana, a position he had held since 1959.

         C. Rex Henthorn. Since 1963, Mr. Henthorn has practiced law in the State of Indiana.

         Earl F. Elliott. Mr. Elliott is Chief Executive Officer, President and Director of the Company and Chairman of the Board and Chief Executive Officer of the Association. Mr. Elliott first joined the Association in 1973.

         Mark E. Foster. Mr. Foster is the General Manager of a retail farm equipment and automobile dealership located in Warren County, Indiana, a position he has held since 1983.

         Robert C. Wright. Mr. Wright is the owner and manager of a restaurant located in Vermillion County, Indiana, a position he has held since 1975.

         Joseph M. Malott. For the past five years, Mr. Malott has been self-employed as a consultant to financial institutions.

         J. Lee  Walden.  Mr.  Walden is  currently  the Vice  President,  Chief
Operating Officer and Chief Financial Officer of the Company and the Association's President and Chief Financial Officer. Mr. Walden first joined the Association in 1984.


Meetings and Committees of the Board of Directors

         The Company. The Company's Board of Directors meets on a monthly basis. Directors receive an annual stipend of $1,200 plus $100 for each meeting of the Board of Directors attended. The Board of Directors met 13 times during the year ended June 30, 1999. During fiscal year 1999, no director of the Company attended fewer than 75% of the total number of Board meetings.

         The Association. The Association's Board of Directors meets monthly. Additional special meetings may be called by the Chief Executive Officer or the Board of Directors. The Board of Directors met 13 times during the year ended June 30, 1999. During fiscal year 1999, no director of the Association attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. Directors receive an annual stipend of $6,000 plus $200 for each meeting of the Board of Directors attended. In addition, Directors receive $100 for attendance at committee meetings lasting one hour or less and $200 per committee meeting lasting over one hour (except that Messrs. Elliott and Walden receive no fees for attending committee meetings held during their normal working hours). The Association has standing Audit, Nominating, Compensation, Stock Plan and Year 2K Committees.

         The members of the Audit Committee are Messrs. Woodward, Malott, Henthorn, Wright and Foster. This Committee is responsible for developing and monitoring Montgomery's audit program. The Committee selects Montgomery's outside auditor and meets with him to discuss the results of the annual audit and any related matters. The members of the Committee also receive and review all the reports and findings and other information presented to them by Montgomery's officers regarding financial reporting policies and practices. Two members of the Committee meet to audit all cash items and teller cash and reconcile such items to the general ledger. The Audit Committee met two times during fiscal 1999.

         The entire Board of Directors acts as the Nominating Committee. The Board as Nominating Committee makes nominations for director candidates for election to the Board of Directors but has no procedures or plans for considering nominees recommended by shareholders. The Board met as Nominating Committee one time in fiscal 1999 to nominate the two persons standing for election identified above.

         The members of the Compensation Committee are Messrs, Malott, Foster, Elliott, Wright and Walden. The Compensation Committee reviews and approves all salaries for officers and employees of Montgomery. The Compensation Committee met two times during fiscal 1999.

         The member of the Stock Plan committee are Messrs, Malott, Foster and Wright. The Stock Plan Committee met two times during fiscal 1999.

         The members of the Year 2K Committee are Messrs, Malott, Walden and Elliott. The Year 2K Committee coordinates and oversees testing of corrective measures for year 2000 problems. The Year 2K Committee met four times during fiscal 1999.

Executive Compensation

         The following table sets forth information concerning the compensation paid or granted to the Association's and Company's Chief Executive Officer. No other executive officer of the Company had aggregate cash compensation exceeding $100,000.

====================================================================================================================
                                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------
                                                                               Long-Term
                           Annual Compensation                                Compensation
                                                                         ----------------------
                                                                                 Awards
--------------------------------------------------------------------------------------------------------------------
                                                                         Restricted
                                                                           Stock      Options/      All Other
     Name and Principal Position        Year      Salary        Bonus     Award(s)      SARs      Compensation
--------------------------------------------------------------------------------------------------------------------
                                                    ($)          ($)        ($)          (#)           ($)
Earl F. Elliott,  Chief Executive       1999        $111,000     $10,000         ---         ---         $  7,014(1)
Officer and President                   1998         100,950       5,000         ---         ---           16,489(2)
                                        1997          97,375       3,000      24,374       2,752           26,221(3)
====================================================================================================================

(1) Represents a contribution by Montgomery of $7,014 pursuant to its 401(k) plan.

(2) Represents a contribution by Montgomery of $6,489 pursuant to its 401(k) plan and $10,000 of deferred compensation payable to Mr. Elliott upon his retirement.

(3) Represents a contribution by Montgomery of $6,221 pursuant to its 401(k) plan and $20,000 of deferred compensation payable to Mr. Elliott upon his retirement.

         The following table sets forth certain information concerning the number and value of in-the-money (when the fair market value of the common stock exceeds the exercise price of the option) stock options at June 30, 1999 held by the named executive officer and stock options exercised during fiscal 1999.

===============================================================================================================================
                            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                                       OPTION/SAR VALUES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Value of
                                                                      Number of                          Unexercised
                                                                     Unexercised                         In-the-Money
                                                                   Options/SARs at                     Options/SARs at
                             Shares                                  FY-End (#)                         FY-End ($)(1)
                            Acquired         Value         --------------------------------------------------------------------
           Name         on Exercise (#)   Realized ($)     Exercisable       Unexercisable     Exercisable        Unexercisable
-------------------------------------------------------------------------------------------------------------------------------
Earl F. Elliott               ---             $---            1,100              1,652           $10,406             $15,628
===============================================================================================================================

---------------

(1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted based on the closing price of $9.46 per share of the Common Stock as reported on the Nasdaq National Market on June 30, 1999.

         Employment Agreements. The Association has entered into employment agreements with Chief Executive Officer Elliott and President Walden providing for an initial term of three years. The agreements were filed with the OTS as part of the application of the Company for approval to became a savings and loan holding company. The employment agreements became effective upon completion of the Conversion and Reorganization and provide for an annual base salary in an amount not less than each individual's respective current salary and provide for an annual extension subject to the performance of an annual formal evaluation by disinterested members of the Board of Directors of the Association. The agreements also provide for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment agreements are also terminable by the employee upon 90 days' notice of the Association.

         The employment agreements each provide for payment in an amount equal to 299% of the five-year annual average base compensation, in the event a "change in control" of the Association where employment involuntarily terminates in connection with such change in control or within twelve months thereafter. For the purposes of the employment agreements, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4. Such events are generally triggered prior to the acquisition or control of 10% of the Company's Common Stock. If the employment of Chief Executive Officer Elliott or President Walden had been terminated as of June 30, 1999 under circumstances entitling them to severance pay as described above, they would have been entitled to receive a lump such cash payment of approximately $283,000 and $202,000, respectively. The agreements also provide for the continued payment to each employee of health benefits for the remainder of the term of their contract in the event such individual is involuntarily terminated in the event of change in control.

Supplemental Retirement Benefit

         The Association provides for a Supplemental Retirement Benefit to Mr. Elliott. The benefit consists of life insurance on Mr. Elliott's life equal in amount to twice his annual salary in the event of his death prior to retirement. In addition, the Association has agreed to pay Mr. Elliott a cash retirement payment of $100,000, payable either in a lump sum within 30 days after his date of retirement or, at his election, in equal annual installments of not less than $20,000 over such period of time as he shall elect. As a condition to his receiving the above-indicated cash retirement payments, Mr. Elliott will be required to enter into a written consulting agreement with the Association obligating him, during the remainder of his lifetime but subject to such limitation as his physical condition might impose, to render such reasonable business consulting and advisory services to the Association as the Board might request, and further obligating him not to enter into or engage in any activity or enterprise that would directly or indirectly involve substantial competition with the Association.

Benefit Plans

         General. The Company currently provides health care benefits to its employees, including hospitalization, disability and major medical insurance, subject to certain deductibles and copayments by employees.

         Incentive Bonus Plan. The Company has an incentive bonus plan which provides for annual cash bonuses to certain officers as a means of recognizing achievement on the part of such employees. The bonuses are determined based on a combination of the Company's and the individual employee's performance during the year. The Company's bonus expense was $50,000 for the fiscal year ended June 30, 1999, of which $10,000 was paid to Earl F. Elliott.

         401(k) Plan. The Company established a qualified, tax-exempt retirement plan with a "cash-or-deferred arrangement" qualifying under Section 401(k) of the Code (the "401(k) Plan"). With certain exceptions, all employees who have attained age 18 and who have completed one year of employment, during which they worked at least 1,000 hours, are eligible to participate in the 401(k) Plan as of the earlier of the first day of the plan year or the next July 1 or January
1. Eligible employees are permitted to contribute up to 7% of their compensation to the 401(k) Plan on a pre-tax basis, up to a maximum of $9,500. The Company matches 100% of each participant's salary reduction contribution to the 401(k) Plan.

         Participant contributions to the 401(k) Plan are fully and immediately vested. Withdrawals are not permitted before age 59 1/2 except in the event of death, disability, termination of employment or reasons of proven financial hardship. With certain limitations, participants may make withdrawals from their accounts while actively employed. Upon termination of employment, the participant's accounts will be distributed, unless he or she elects to defer the payment.

         The 401(k) Plan may be amended by the Board of Directors, except that no amendment may be made which would reduce the interest of any participant in the 401(k) Plan trust fund or divert any of the assets of the 401(k) Plan trust fund to purposes other than the benefit of participants or their beneficiaries. The Company's accrued expense for the Plan was $59,000 and $52,000 for the years ended June 30, 1999 and 1998, respectively, of which $7,014 and $6,489 were accrued for Earl F. Elliott.

         Employee Stock Ownership Plan. Concurrent with the Company's organization and public offering an Employee Stock Ownership Plan ("ESOP") was established for the benefit of employees of the Company and its subsidiaries. The ESOP is designed to meet the requirements of an employee stock ownership plan as described at Section 4975(e)(7) of the Code and Section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The ESOP may borrow in order to finance purchases of the Company's Common Stock.

         The ESOP was funded with a loan in the amount of $1,322,500 from the Company which was used to purchase 132,250 shares of Common Stock pursuant to the Conversion and Reorganization. The interest rate of the ESOP loan is equal to the prime rate of interest on the date the loan was made.

         GAAP generally requires that any borrowing by the ESOP from an unaffiliated lender be reflected as a liability in the Company's consolidated financial statements, whether or not such borrowing is guaranteed by, or constitutes a legally binding contribution commitment of, the Company or the Association. Since the Company financed the ESOP debt, the ESOP debt is eliminated through consolidation and no liability is reflected on the Company's consolidated financial statements. In addition, the shares purchased are excluded from stockholders' equity, representing unearned compensation to employees for future services not yet performed. As services are rendered and shares earned, total stockholders equity will correspondingly increase.

         All employees of the Company are eligible to participate in the ESOP after they attain age 21 and complete one year of service. Employees are credited for years of service to the Company prior to the adoption of the ESOP for participation and vesting purposes. The Company's contribution to the ESOP is allocated among participants on the basis of compensation. Each participant's account will be credited with cash and shares of Company Common Stock based upon compensation earned during the year with respect to which the contribution is made. Contributions credited to a participant's account are vested on a graduated basis and become fully vested when such participant completes ten years of service. ESOP participants are entitled to receive distributions from their ESOP accounts only upon termination of service. Distributions will be made in cash and in whole shares of the Company's Common Stock. Fractional shares will be paid in cash. Participants will not incur a tax liability until a distribution is made.

         Each participating employee is entitled to instruct the trustee of the ESOP as to how to vote the shares allocated to his or her account. The trustee, Community Trust & Investment Company, is not affiliated with the Company or Montgomery Savings.

         The ESOP may be amended by the Board of Directors, except that no amendment may be made which would reduce the interest of any participant in the ESOP trust fund or divert any of the assets of the ESOP trust fund to purposes other than the benefit of participants or their beneficiaries.

         1995 Stock Option Plan. The Company has adopted the 1995 Stock Option Plan (the "1995 Option Plan") which provides for the grant of compensatory stock options to employees. Pursuant to the 1995 Option Plan, options covering 24,483 shares have been granted, including 2,752 to Earl F. Elliott, 1,431 to J. Lee Walden, and 1,541 to Nancy L. McCormick. Options granted pursuant to the 1995 Option Plan have an exercise price equal to the fair market value of a share of Common Stock on the date of grant. The share amounts have been adjusted for the exchange in the Association's 1997 conversion and reorganization (the "Conversion").

         1995 Directors' Stock Option Plan. The Company has adopted the 1995 Directors' Stock Option Plan (the "1995 Directors' Plan") which provides for the grant of compensatory stock options to non-employee directors. Pursuant to the 1995 Directors' Plan, each of the five directors of the Bank who were not employees of the Bank or any subsidiary was granted a compensatory stock option to purchase 2,098 shares of Common Stock on February 18, 1997. Options granted pursuant to the Directors' Plan have an exercise price equal to the fair market value of a share of Common Stock on the date of grant. The share amounts have been adjusted for the exchange in the Conversion.

         1995 Management Recognition Plan. The Company has adopted the 1995 Management Recognition Plan (the "1995 MRP") which provides for the grant of restricted Common Stock. Pursuant to the 1995 MRP, 13,988 shares have been granted, including 3,497 to Earl F. Elliott, 2,798 to J. Lee Walden and 2,098 to Nancy L. McCormick. The restricted stock granted pursuant to the 1995 MRP vests 20% per year from the date of grant. The share amounts have been adjusted for the exchange in the Conversion.

         1997 Stock Option and Incentive Plan. The Company has adopted the 1997 Stock Option and Incentive Plan which provides for the grant of stock options to employees and directors. No grants have been made under this plan.

         1997 Recognition and Retention Plan. The Company has adopted the 1997 Recognition and Retention Plan which provides for the grant of restricted Common Stock. No grants have been made under this plan.

Certain Transactions

         The Association has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. Under the Association's current policy, all such loans to directors and senior officers are required to be made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and do not involve more than the normal risk of collectibility. However, prior to August 1989, the Association waived loan origination fees on loans to directors and employees. The Association has had, and expects to have in the future, banking transactions in the ordinary course of its business with Directors, officers, and their associates. These transactions have been on substantially the same terms, including interest rates, collateral, and repayment terms on extensions of credit, as those prevailing at the same time for comparable transactions with others and did not involve more than the normal risk of collectibility or present other unfavorable features.

         From time to time the Company has paid fees to Henthorn, Harris,Taylor & Weliever, P.C., a law firm in which Chairman Henthorn is a principal, for legal services performed for Montgomery. For the year ended June 30, 1999, Montgomery paid fees totaling $5,082 to such law firm for services provided to Montgomery. In addition, Henthorn, Harris, Taylor, & Weliever P.C. provides legal services from time to time in connection with loans made by Montgomery Savings, for which services such law firm is compensated by the borrowers.

         At June 30, 1999, the Association's loans to directors, officers and employees totalled approximately $1,478,000 or 7.62% stockholders' equity.

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

         At the Meeting, the stockholders will consider and vote on the ratification of the appointment of Olive LLP as the Company's independent auditors for the Company's fiscal year ending June 30, 2000.

         The Board of Directors of the Company has heretofore renewed the Company's arrangement for Olive LLP to be the Company's auditors for the fiscal year ending June 30, 2000, subject to ratification by the Company's stockholders. Representatives of Olive LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF OLIVE LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2000.


                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for its 2000 Annual Meeting of Stockholders, any stockholder proposal to take action at the 2000 Annual Meeting must be received at the Company's executive office at 119 East Main Street, Crawfordsville, Indiana 47933, no later than May 17, 2000. Any proposal submitted will be subject to the requirements of the proxy rules adopted under the Exchange Act and, as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's Certificate of Incorporation and Bylaws and Indiana law. Under the proxy rules, in the event that the Company receives notice of a stockholder proposal to take action at the 2000 Annual Meeting that is not submitted for inclusion in the
Company's proxy materials, or is submitted for inclusion but is properly excluded from the Company's proxy materials, the persons named in the form of proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the proposal in accordance with their best judgment if notice of the proposal is not received at the main office of the Company by July 16, 1999. In addition to the provision of the proxy rules regarding discretionary voting authority described in the preceding sentence, the Company's Bylaws provide that if notice of a stockholder proposal to take action at the 2000 Annual Meeting is not received at the main office of the Company by July 16, 1999, the proposal will not be recognized as a matter proper for submission to the Company's stockholders and will not be eligible for presentation at the 2000 Annual Meeting.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Association may solicit proxies personally or by telegraph or telephone without additional compensation.


Crawfordsville, Indiana
September 14, 1999

                                 REVOCABLE PROXY
                        MONTGOMERY FINANCIAL CORPORATION

[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE


                      First Annual Meeting of Stockholders
                                October 19, 1999

  The undersigned hereby appoints the Board of Directors of Montgomery Financial Corporation (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the First Annual Meeting of Stockholders (the "Meeting"), to be held on Tuesday, October 19, 1999 at the Company's main office, located at 119 East Main Street,
Crawfordsville, Indiana, at 2:00 P.M. local time, and at any and all adjournments thereof, as follows:

I. The election of the following directors for the terms specified:


   JOHN E. WOODWARD (3-year term)        C. REX HENTHORN (3-year term)

   [   ] For        [   ] Withheld         [   ] Except

INSTRUCTION:To withhold authority to vote for any individual nominee, mark "Except" and write that nominee's name in the space provided below.


II. The ratification of the appointment of Olive LLP, as auditors for the Company for the fiscal year ending June 30, 2000

   [   ] For        [   ] Against          [   ] Abstain


   In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


                         Please be sure to sign and date
                          this Proxy in the box below.

                        --------------------------------
                                      Date

                        --------------------------------
                             Stockholder sign above

                        --------------------------------
                         Co-holder (if any) sign above

    Detach above card, sign, date and mail in postage paid envelope provided.

                        MONTGOMERY FINANCIAL CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

  This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (ii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

  The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of the Annual Meeting, a Proxy Statement and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1999.

  Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

          PLEASE PROMPTLY COMPLETELY, DATE, SIGN AND MAIL THIS PROXY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE